                          California Public Employees'
                               Retirement Systems
                         Lincoln Plaza, 400 "P" Street
                         Sacramento, California  95814


                               November 14, 1995


Mr. Nelson C. Rising
President and Chief Executive Officer
Catellus Development Corporation
201 Mission Street
San Francisco, California  94105

Dear Mr. Rising:

     Reference is made to the Agreement dated as of January 14, 1993 between Catellus Development Corporation (the "Company") and Bay Area Real Estate Investment Associates L.P. ("BAREIA"), and Amendment No. 1 thereto dated as of January 14, 1993 (as so amended, the "BAREIA Agreement"), the Stockholders Agreement dated as of January 29, 1993 by and among BAREIA, Olympia & York SF Holdings Corporation ("O&Y"), Itel Corporation ("Itel") and the Company (the "Stockholders Agreement"), and the Registration Rights Agreement dated as of December 29, 1989 by and among the Company, O&Y, Itel, and BAREIA, and the First Amendment to such Agreement dated as of January 29, 1993 (as so amended, the "Registration Rights Agreement").

     This will confirm that BAREIA is being liquidated and dissolved as of November 14, 1995, and that the California Public Employees' Retirement System ("CalPERS"), as the sole limited partner of BAREIA, will become the sole holder of the 29,999,605 shares of the Company's Common Stock and the 1,405,702 shares of the Company's $3.7 Series A Cumulative Convertible Preferred Stock (collectively, the "Shares") which currently are held by BAREIA. This also will confirm our understanding that since Itel and O&Y each have ceased to own 5% of the outstanding shares of the Company's Common Stock, those companies no longer are parties which are bound by the Stockholders Agreement.

     This further will confirm that CalPERS agrees to be bound by the terms of the Registration Rights Agreement in accordance with Section 13 thereof.

     This will confirm our understanding and agreement that effective as of the date of this letter the BAREIA Agreement and the Stockholders Agreement will have been terminated and will be of no further force and effect, and CalPERS will be a Holder of Registrable Securities under the Registration Rights Agreement and be entitled to the benefits of such Agreement with respect to the Shares.
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     Please sign and return the enclosed copy of the letter agreement to us if the foregoing accurately reflects our understanding and agreement.

                                 Very truly yours,

                                 CALIFORNIA PUBLIC EMPLOYEES'
                                 RETIREMENT SYSTEM



                                 By: /s/  Sheryl Pressler
                                    __________________________


Accepted and Confirmed:

CATELLUS DEVELOPMENT CORPORATION


By: /s/    Nelson C. Rising
   __________________________________